Exhibit 10.19

PT. Neura Integrasi Solusi
Jl. Bantul km. 9, Rt/Rw: 19/00,
Krandohan, Pendowoharjo, Sewon, Bantul,
Daerah Istimewa Yogyakarta 55186
Phone: +62 821-3391-2244
Email: lab@neurabot.ai/indarto@neurabot.ai	PURCHASE ORDER

PURCHASE ORDER TO:

Phaos Technology PTE LTD	No:
83, Science Park Drive,	Date:
#04-01A/B,The Curie,	CP:
Singapore 118258	Phone:
Phone: +65 6909 9430	Email:

NO	ITEM	QTY	UNIT PRICE(USD)	TOTAL(USD)
1				90.500,00

2				11.400,00

			SUB TOTAL	101.900,00
			DISCOUNT	-
			TAX	-
			TOTAL	101.900,00

Invoices

Regrads,

/s/ Indarto
Indarto
CEO Neurabot

Note:	If you have any questions about this Purchase Order, please contact us at Phone: +62 821-3391-2244, E-mail: lab@neurabot.ai